Virtus Institutional Bond Fund,

a Series of Virtus Institutional Trust

Supplement dated November 14, 2011 to the

Virtus Institutional Bond Fund Summary Prospectus, Statutory Prospectus and

Statement of Additional Information (“SAI”), each dated May 1, 2011

IMPORTANT NOTICE TO INVESTORS

Effective November 9, 2011, the Virtus Institutional Bond Fund, formerly a series of Virtus Institutional Trust, was liquidated. The Virtus Institutional Bond Fund has ceased to exist and is no longer available for sale. Accordingly, the Virtus Institutional Bond Fund Prospectuses and SAI are no longer valid.

Investors should retain this supplement with the Prospectuses and Statement of

Additional Information for future reference.

VInsT 8002/InstitutionalBondClosed (11/2011)